UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 29, 2009 (December 17, 2009)
ISABELLA BANK CORPORATION
(Exact name of registrant as specified in its charter)
MICHIGAN
(State or other jurisdiction of incorporation)

000-18415 (Commission File Number)	38-2830092 (IRS Employer Identification No.)

401 North Main Street, Mt. Pleasant, Michigan (Address of principal executive offices)	48858-1649 (Zip Code)
Registrant’s telephone number, including area code: (989) 772-9471
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-l2)
☐     Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))

Item 8.01 OTHER EVENTS
On December 23, 2009, Isabella Bank Corporation (“ISBA”) filed a Form 8-K that, among other things, announced a cash dividend of $0.32 per share. The text of that Form 8-K, together with the accompanying shareholder letter and press release, included an inadvertent typographical error that the record date for the dividend was December 17, 2009. The correct record date for the dividend is December 27, 2009, as disclosed in the corrected shareholder letter and corrected press release which are included as Exhibits 99.1 and 99.2, respectively to this Current Report on Form 8-K/A. ISBA is furnishing this amended Form 8-K solely to correct that certain inadvertent typographical error in Item 8.01.
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits:

Exhibit No.	Description

99.1	Shareholder letter

99.2	Press Release
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISABELLA BANK CORPORATION
Dated: December 29, 2009.	By:	/s/ Dennis P. Angner
Dennis P. Angner, President